Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Kernel Group Holdings, Inc. on Form 10-K for the annual period ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Howard Doss, Chief Financial Officer of Kernel Group Holdings, Inc., certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2023	/s/ Howard Doss
Howard Doss
Chief Financial Officer (Principal Financial and Accounting Officer)